UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 29, 2003

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 706-0800

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

April 29, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release of Navigant International, Inc. dated April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On April 29, 2003, Navigant International, Inc. (the “Company”) announced its results for the fiscal quarter ended March 30, 2003. The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 29, 2003.

NAVIGANT INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ Robert C. Griffith
	Name:	Robert C. Griffith
	Title:	Chief Operating Officer, Chief
Financial Officer and Treasurer
(Principal Financial and
Accounting Officer)

3